UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08426

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2009

Date of reporting period: December 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

2

SEMI-ANNUAL REPORT

AllianceBernstein International Growth Fund

December 31, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

February 24, 2009

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Growth Fund (the “Fund”) for the semi-annual reporting period ended December 31, 2008. On May 8, 2008, the Boards of Directors (the “Boards”) of the Fund and AllianceBernstein International Research Growth Fund (“International Research Growth”) approved a proposal for the Fund to acquire International Research Growth. In connection with the acquisition, on July 25, 2008, all of International Research Growth’s assets and liabilities were transferred to the Fund, and stockholders of International Research Growth received shares of the Fund in exchange for their shares of the corresponding class of International Research Growth. The acquisition did not require approval of the Fund’s stockholders or International Research Growth’s stockholders. As a result of the acquisition, International Research Growth’s stockholders are expected to benefit from lower expenses while enjoying the uninterrupted service of the same investment research and substantially the same portfolio management team and the same core strategy. The acquisition did not impact the Fund’s overall expenses.

Investment Objective and Policies

This open-end Fund’s investment objective is long-term growth of capital. The Fund invests primarily in an international portfolio of equity securities of companies within various market sectors selected by

AllianceBernstein L.P. (the “Adviser”) for their growth potential. Research-driven stock selection is expected to be the primary driver of returns relative to the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World (ex-US) Index (net and gross), and other decisions, such as country allocation, are generally the result of the stock selection process. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, senior sector analyst-managers apply a research driven, bottom-up stock selection process using the Adviser’s proprietary research to identify attractive companies.

The Adviser relies heavily upon the fundamental and quantitative analysis of its large internal research staff. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

The Adviser places research emphasis on identifying companies whose prospective earnings growth potential appears likely to outpace market expectations. In consultation with the senior sector analysts, the Adviser’s International Growth Portfolio Oversight Group (the “Group”) is responsible for the construction of the portfolio. The senior sector analysts and the Group allocate the Fund’s investments among the selected market sectors based on the fundamental

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	1

company research conducted by the Adviser’s large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. Given the emphasis on bottom-up stock selection, the senior sector analysts and the Group may vary the percentage allocation to each sector and may, on occasion, change the market sectors in which the Fund invests as companies’ potential for growth within a sector matures and new trends for growth emerge.

The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Fund’s investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities. The Adviser expects that normally the Fund’s portfolio will tend to emphasize investments in larger capitalization companies, although the Fund may invest in smaller or medium capitalization companies. The Fund normally invests in approximately 100-130 companies.

Investment Results

The table on page 7 provides the performance results for the Fund and its benchmarks. Also included are returns for the MSCI World (ex-US) Index

(net) for the six-and 12-month periods ended December 31, 2008.

The Fund’s Class A shares without sales charges underperformed the benchmarks for both the six- and 12-month periods ended December 31, 2008. This underperformance was due almost entirely to stock selection. Sector positioning, a by-product of stock selection, added to overall performance. For the six-month period under review, an overweight and stock selection within materials were the largest detractors. The Fund’s overweight in health care and consumer staples sectors, which performed relatively well, helped performance.

For the 12-month period ended December 31, 2008, the Fund’s performance was offset by an underweight in utilities versus the benchmarks, which performed well, and an overweight in materials, which performed poorly. The Fund was underweight in financials versus the benchmarks, and, as financials performed poorly, this added to overall performance. It was also overweight versus the benchmarks in the more defensive health care and consumer staples sectors, which performed relatively well, and this helped performance.

For both periods, from a country perspective, being overweight in the United Kingdom and Switzerland helped, as these markets did relatively better, but being overweight in Russia and Greece detracted, as these markets fared less well. Stock selection in the United Kingdom, Switzerland and Australia was poor, and this dominated overall performance.

2	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Market Review and Investment Strategy

Equity markets plummeted in 2008. Financial markets experienced negative returns as it became clear that the turmoil created by a collapsing US housing market would spread and impact financial stocks first, and the global economy second.

The first six months of the annual period ended December 31, 2008, were dominated by concerns about financial market contagion. As the extent of the credit woes became more apparent, and as the environment deteriorated, investors began to shun risky assets in favor of safety, certainty and security. The wholesale flight to safety intensified during the fourth quarter of 2008, as evidence mounted that the global economy was entering a severe downturn. The yield on Treasury bills also fell, and remained near zero, showing that investors were willing to forego a return on their investment in exchange for security. Government bond yields also hit near record lows. Yield spreads on investment-grade corporate bonds shot to peaks not seen since the Great Depression, and the MSCI World (ex-US) Index (net) extended its losses to -43.56% for 2008—in US dollars—the worst annual return since its inception in 1970.

The Group expected the global economy to slow in 2008, but underestimated the severity and the speed of the economic decline and the further financial turmoil this generated. The Group has significantly cut its forecasts for global growth and expects the

Euro area, Japan and UK economies to contract in 2009. It also expects financial markets to remain volatile for some time.

Equities are selling at dramatic discounts to historic norms. In November 2008, the MSCI AC World Index (which includes both developed and developing markets) fell back to its level of March 1997, although the world today produces more than twice as much economic output and corporate earnings as it did then. Therefore, valuations appear far more attractive now.

A key component driving down valuations—aside from fears of an economic depression—is forced selling by leveraged investors such as hedge funds and banks. Many are de-leveraging to reduce risk, meet margin calls or fund redemptions. And it is not just leveraged investors who are being forced to liquidate positions into a market flooded with sell orders. US mutual funds suffered net outflows of $126 billion in October alone.

In short, economies and financial markets are stuck in a vicious cycle. Fears of an economic depression are accelerating the de-leveraging in financial markets. As a result, credit is tightening, and consumers, corporations and municipal governments are spending less, which slows the economy down further.

The Group believes that the policy response to mitigate the downturn being experienced is both unprecedented and extraordinary and

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	3

will eventually work. There has been aggressive global monetary easing, led by the US Federal Reserve. Fiscal stimulus plans in most major and minor economies are in the process of being implemented. Governments have guaranteed both bank deposits and liabilities and have demonstrated that they will do all that is necessary to restore confidence in the financial system. In addition, oil prices have collapsed from their peak of $145 a barrel on July 10 to just under $50 a barrel at the end of December 2008, translating into billions (in USD) saved in annualized global spending.

In sum, while investors face the most challenging environment in decades, the building blocks of an eventual recovery may be falling into place. As tempting as it may be for investors to stay on the sidelines until a recovery is clearly underway, history suggests that would be a mistake. The Fund has been adjusted, so as to increase exposure to stable growth companies that have strong balance sheets and reliable revenue streams that can help them weather the current crisis. The Group has balanced this with exposure to companies that it believes are likely to be early beneficiaries of a recovery.

Although the market upheaval has been painful to equity investors generally and to the Fund in particular, the Group believes that the Fund is positioned to do well in the rebound the Group expects. While a year like 2008 creates powerful temptations to react to real and perceived emergencies by tossing aside time-tested investment strategies and principles, the Group firmly believes that staying true to its research and discipline is never more critical than in a crisis; it is for this reason that the Group has adhered to its process and constructed a portfolio that it believes will benefit from the recovery, when it comes.

The Fund’s overall investment strategy, with a focus on research-driven stock selection, remains intact. During the period under review, the Group continued to place emphasis on companies it believes will exhibit future growth rates that exceed the market’s expectations. The Fund remained well-diversified with strong representation in both developed and emerging markets, and in a wide array of economic sectors.

4	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

(Historical Performance continued on next page)

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2,2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) World (ex-US) Index (net) nor the unmanaged MSCI All Country (AC) World (ex-US) Index (net and gross) reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World (ex-US) Index (net and gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The MSCI World (ex-US) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance in 23 developed market countries, excluding the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World (ex-US) Index values are calculated using net returns. The MSCI AC World (ex-US) Index values are calculated using net and gross returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. For values calculated using gross returns, the index series approximates the maximum possible dividend reinvestment. The amount reinvested is the dividend distributed to individuals resident in the country of the company, but does not include tax credits.

A Word About Risk

Substantially all of the Fund’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may invest in securities of emerging market nations. These investments have additional risks, such as those presented by illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Accounting standards and market regulations in emerging market nations are not the same as those in the US. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. The Fund can invest in small-cap and mid-cap companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A fund’s investments in smaller-capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARKS PERIODS ENDED DECEMBER 31, 2008	Returns
	6 Months	12 Months
AllianceBernstein International Growth Fund
Class A	-45.25%	-49.39%

Class B*	-45.48%	-49.79%

Class C	-45.52%	-49.82%

Advisor Class†	-45.22%	-49.29%

Class R†	-45.35%	-49.54%

Class K†	-45.29%	-49.44%

Class I†	-45.15%	-49.20%

MSCI All Country (AC) World (ex-US) Index (net)	-39.36%	-45.53%

MSCI All Country (AC) World (ex-US) Index (gross)	-39.26%	-45.24%

MSCI World (ex-US) Index (net)	-37.45%	-43.56%

*    Effective January 31, 2009, Class B Shares will no longer be available for purchase to new investors. Please see Note L for additional information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark Disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-49.39%	-51.54%
5 Years	1.93%	1.05%
10 Years	3.62%	3.17%

Class B Shares
1 Year	-49.79%	-51.77%
5 Years	1.17%	1.17%
10 Years(a)	2.99%	2.99%

Class C Shares
1 Year	-49.82%	-50.31%
5 Years	1.18%	1.18%
10 Years	2.85%	2.85%

Advisor Class Shares†
1 Year	-49.29%	-49.29%
5 Years	2.22%	2.22%
10 Years	3.93%	3.93%

Class R Shares†
1 Year	-49.54%	-49.54%
Since Inception*	-4.48%	-4.48%

Class K Shares†
1 Year	-49.44%	-49.44%
Since Inception*	-4.24%	-4.24%

Class I Shares†
1 Year	-49.20%	-49.20%
Since Inception*	-3.88%	-3.88%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.23%, 1.97%, 1.94%, 0.93%, 1.49%, 1.26% and 0.84% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date is 3/1/05 for Class R, Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K, and Class I are listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2008)
SEC Returns

Class A Shares
1 Year	-51.54%
5 Years	1.05%
10 Years	3.17%

Class B Shares
1 Year	-51.77%
5 Years	1.17%
10 Years(a)	2.99%

Class C Shares
1 Year	-50.31%
5 Years	1.18%
10 Years	2.85%

Advisor Class Shares†
1 Year	-49.29%
5 Years	2.22%
10 Years	3.93%

Class R Shares†
1 Year	-49.54%
Since Inception*	-4.48%

Class K Shares†
1 Year	-49.44%
Since Inception*	-4.24%

Class I Shares†
1 Year	-49.20%
Since Inception*	-3.88%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date is 3/1/05 for Class R, Class K and Class I shares

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K, and Class I are listed above.

See Historical Performance disclosures on pages 5-6.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	9

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2008		Ending Account Value December 31, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$547.50	$1,018.55	$5.15	$6.72
Class B	$1,000	$1,000	$545.15	$1,014.72	$8.10	$10.56
Class C	$1,000	$1,000	$544.79	$1,014.92	$7.94	$10.36
Advisor Class	$1,000	$1,000	$547.85	$1,020.01	$4.02	$5.24
Class R	$1,000	$1,000	$546.47	$1,017.29	$6.12	$7.98
Class K	$1,000	$1,000	$547.06	$1,018.55	$5.15	$6.72
Class I	$1,000	$1,000	$548.54	$1,020.72	$3.47	$4.53
*	Expenses are equal to the classes’ annualized expense ratios of 1.32%, 2.08%, 2.04%, 1.03%, 1.57%, 1.32% and 0.89%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Fund Expenses

PORTFOLIO SUMMARY

December 31, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,776.6

*	All data are as of December 31, 2008. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent less than 1.4% weightings in the following countries: Canada, Ireland, Netherlands, Norway, Poland, Russia, Singapore, Sweden, Taiwan, Thailand and the United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	11

Portfolio Summary

TEN LARGEST HOLDINGS

December 31, 2008 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Banco Santander Central Hispano SA	$47,905,811	2.7%
Tesco PLC	46,757,918	2.6
Industrial & Commercial Bank of China Ltd. – Class H	45,774,458	2.6
BP PLC	42,211,738	2.4
British American Tobacco PLC	35,893,017	2.0
Roche Holding AG	35,279,415	2.0
Novartis AG	34,742,659	1.9
Vodafone Group PLC	33,494,336	1.9
BG Group PLC	32,119,272	1.8
Reckitt Benckiser PLC	31,566,671	1.8
	$385,745,295	21.7%

12	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2008 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.4%
Financials – 19.8%
Capital Markets – 5.7%
3i Group PLC(a)	1,892,422	$7,410,996
Credit Suisse Group AG(a)	249,191	6,983,482
Gottex Fund Management Holdings Ltd.(a)	635,636	1,628,819
ICAP PLC(a)	2,584,155	10,908,323
Julius Baer Holding AG(a)	313,365	12,145,202
Macquarie Group Ltd.(a)	650,562	13,203,385
Man Group PLC(a)	6,979,791	24,011,210
Partners Group Holding AG(a)	357,534	25,589,706

		101,881,123

Commercial Banks – 12.1%
Banco Santander Central Hispano SA(a)	4,958,830	47,905,811
Industrial & Commercial Bank of China Ltd. – Class H	86,218,000	45,774,458
Investimentos Itau SA	8,178,322	28,091,063
National Bank of Greece SA(a)	516,416	9,590,181
Powszechna Kasa Oszczednosci Bank Polski SA	1,526,065	18,428,510
Siam Commercial Bank PCL	12,525,200	17,646,199
Standard Chartered PLC(a)	2,087,137	26,706,953
United Overseas Bank Ltd.	2,243,000	20,270,057

		214,413,232

Diversified Financial Services – 1.1%
Deutsche Boerse AG(a)	129,548	9,252,902
IG Group Holdings PLC(a)	2,715,182	10,191,137

		19,444,039

Insurance – 0.9%
Prudential PLC(a)	2,709,951	16,449,891

		352,188,285

Health Care – 11.8%
Biotechnology – 0.7%
CSL Ltd./Australia(a)	496,328	11,704,349

Health Care Equipment & Supplies – 0.3%
Alcon, Inc.	65,900	5,877,621

Health Care Providers & Services – 1.0%
Fresenius Medical Care AG(a)	372,168	17,198,598

Pharmaceuticals – 9.8%
AstraZeneca PLC(a)	567,179	23,203,471
Bayer AG(a)	246,744	14,327,868
GlaxoSmithKline PLC(a)	824,659	15,336,784
Novartis AG(a)	693,723	34,742,659
Roche Holding AG(a)	227,878	35,279,415

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Sanofi-Aventis SA(a)	361,863	$23,145,948
Teva Pharmaceutical Industries Ltd. (Sponsored) (ADR)	662,895	28,219,440

		174,255,585

		209,036,153

Consumer Staples – 11.1%
Beverages – 1.1%
Fomento Economico Mexicano SAB de CV Series B (Sponsored) (ADR)	304,115	9,162,985
Pernod-Ricard SA(a)	156,466	11,623,550

		20,786,535

Food & Staples Retailing – 3.4%
Seven & I Holdings Co. Ltd.(a)	387,800	13,329,303
Tesco PLC(a)	8,979,896	46,757,918

		60,087,221

Food Products – 2.3%
Nestle SA(a)	654,996	25,936,636
Unilever NV(a)	635,924	15,413,541

		41,350,177

Household Products – 1.8%
Reckitt Benckiser PLC(a)	842,431	31,566,671

Tobacco – 2.5%
British American Tobacco PLC(a)	1,375,906	35,893,017
Japan Tobacco, Inc.(a)	2,414	7,995,993

		43,889,010

		197,679,614

Energy – 9.8%
Energy Equipment & Services – 1.3%
Schlumberger Ltd.	340,400	14,409,132
WorleyParsons Ltd.(a)	852,651	8,506,009

		22,915,141

Oil, Gas & Consumable Fuels – 8.5%
BG Group PLC(a)	2,320,504	32,119,272
BP PLC(a)	5,468,250	42,211,738
Oil Search Ltd.(a)	5,029,259	16,468,506
Sasol Ltd.	781,871	23,778,037
StatoilHydro ASA(a)	296,358	4,956,527
Total SA(a)	570,300	31,354,671

		150,888,751

		173,803,892

Telecommunication Services – 9.4%
Diversified Telecommunication Services – 4.6%
China Unicom Hong Kong Ltd.	5,212,000	6,337,898
Deutsche Telekom AG – Class W(a)	959,891	14,485,923
Global Village Telecom Holding SA(b)	627,000	6,821,179

14	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Iliad SA(a)	200,569	$17,412,903
Telefonica SA(a)	1,342,815	30,309,713
Vimpel-Communications (Sponsored) (ADR)	840,600	6,018,696

		81,386,312

Wireless Telecommunication Services – 4.8%
America Movil SAB de CV Series L (ADR)	472,207	14,633,695
MTN Group Ltd.	899,205	10,601,758
NTT Docomo, Inc.(a)	13,753	27,070,249
Vodafone Group PLC(a)	16,357,503	33,494,336

		85,800,038

		167,186,350

Industrials – 8.1%
Aerospace & Defense – 1.4%
BAE Systems PLC(a)	4,440,801	24,167,600

Commercial Services & Supplies – 0.9%
Capita Group PLC(a)	1,540,797	16,527,989

Industrial Conglomerates – 2.5%
Siemens AG(a)	357,485	26,698,393
Smiths Group PLC(a)	1,326,276	17,042,502

		43,740,895

Machinery – 1.6%
Atlas Copco AB – Class A(a)	1,816,520	15,982,629
Komatsu Ltd.(a)	964,400	12,302,382

		28,285,011

Road & Rail – 0.8%
Central Japan Railway Co.(a)	1,751	15,185,815

Trading Companies & Distributors – 0.9%
Mitsui & Co. Ltd.(a)	1,571,000	16,150,459

		144,057,769

Consumer Discretionary – 7.7%
Auto Components – 1.4%
Compagnie Generale des Etablissements Michelin – Class B(a)	294,288	15,548,329
Denso Corp.(a)	533,400	9,038,124

		24,586,453

Automobiles – 1.9%
Bayerische Motoren Werke AG(a)	475,006	14,828,153
Honda Motor Co. Ltd.(a)	873,500	18,604,405

		33,432,558

Hotels, Restaurants & Leisure – 1.8%
Carnival PLC(a)	837,156	18,487,740
OPAP, SA(a)	500,278	14,397,172

		32,884,912

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Media – 2.6%
Eutelsat Communications(a)	1,223,363	$28,894,483
SES SA (FDR)(a)	893,525	17,316,956

		46,211,439

		137,115,362

Information Technology – 7.5%
Communications Equipment – 0.3%
Alcatel-Lucent(a)(b)	2,418,877	5,235,867

Electronic Equipment, Instruments & Components – 1.4%
Hoya Corp.(a)	473,000	8,261,507
Keyence Corp.(a)	83,400	17,139,698

		25,401,205

IT Services – 1.5%
Cap Gemini SA(a)	560,638	21,678,201
Obic Co. Ltd.(a)	33,060	5,398,973

		27,077,174

Office Electronics – 0.8%
Ricoh Co. Ltd.(a)	1,086,000	13,918,961

Semiconductors & Semiconductor Equipment – 0.8%
Advanced Semiconductor Engineering, Inc.	16,193,960	5,855,840
Tokyo Electron Ltd.(a)	206,000	7,251,943

		13,107,783

Software – 2.7%
Nintendo Co. Ltd.(a)	16,100	6,152,642
SAP AG(a)	396,346	14,072,989
Shanda Interactive Entertainment Ltd. (Sponsored) (ADR)(b)	871,600	28,204,976

		48,430,607

		133,171,597

Materials – 6.8%
Chemicals – 2.3%
Incitec Pivot Ltd.(a)	12,732,020	22,317,074
Syngenta AG(a)	99,762	19,380,316

		41,697,390

Construction Materials – 0.8%
CRH PLC(a)	527,955	13,574,209

Metals & Mining – 3.7%
Anglo American PLC(a)	986,278	23,016,894
Cia Vale do Rio Doce – Class B (Sponsored) (ADR)	1,790,640	19,070,316
Equinox Minerals Ltd.(a)(b)	7,621,613	8,396,431
Rio Tinto PLC(a)	646,992	14,380,438

		64,864,079

		120,135,678

16	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 4.4%
Electric Utilities – 1.7%
E.ON AG(a)	749,626	$29,743,863

Independent Power Producers & Energy Traders – 0.5%
China Resources Power Holdings Co.	4,604,000	8,951,727

Multi-Utilities – 2.2%
GDF Suez(a)	469,624	23,310,800
National Grid PLC(a)	1,684,578	16,646,178

		39,956,978

		78,652,568

Total Common Stocks (cost $2,389,974,638)		1,713,027,268

WARRANTS – 0.4%
Financials – 0.4%
Commercial Banks – 0.4%
Merill-CW10 Sberbank-CLS, expiring 2/23/10(a) (cost $40,773,164)	9,756	7,190,562

	Principal Amount (000)

SHORT-TERM INVESTMENTS — 0.4%
Time Deposit – 0.4%
Royal Bank of Canada GC 0.01%, 1/01/09 (cost $6,000,000)	$6,000	6,000,000

Total Investments – 97.2% (cost $2,436,747,802)		1,726,217,830
Other assets less liabilities – 2.8%		50,362,113

Net Assets – 100.0%		$1,776,579,943

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2008	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 1/15/09	34,373	$22,782,424	$23,935,302	$1,152,878
Australian Dollar settling 1/15/09	47,794	31,282,128	33,280,884	1,998,756
Australian Dollar settling 1/15/09	46,045	30,919,218	32,062,985	1,143,767
Australian Dollar settling 1/15/09	54,778	36,180,869	38,144,124	1,963,255
British Pound settling 1/15/09	49,384	80,594,688	70,976,585	(9,618,103)
Canadian Dollar settling 1/15/09	124,326	117,351,784	100,680,115	(16,671,669)
Canadian Dollar settling 1/15/09	12,925	10,592,439	10,466,761	(125,678)
Euro Dollar settling 1/15/09	271,871	381,774,851	377,714,281	(4,060,570)
Euro Dollar settling 1/15/09	17,011	21,972,088	23,633,626	1,661,538

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	17

Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2008	Unrealized Appreciation/ (Depreciation)
Euro Dollar settling 1/15/09	9,299	$12,091,769	$12,919,234	$827,465
Euro Dollar settling 3/16/09	32,691	44,538,218	45,330,920	792,702
Euro Dollar settling 3/16/09	19,227	26,811,090	26,661,088	(150,002)
Japanese Yen settling 1/15/09	14,748,326	150,064,367	162,733,849	12,669,482
Japanese Yen settling 1/15/09	1,230,265	12,213,491	13,574,812	1,361,321
Japanese Yen settling 1/15/09	4,590,798	46,555,096	50,655,120	4,100,024
Japanese Yen settling 1/15/09	2,506,177	26,996,036	27,653,296	657,260
New Zealand Dollar settling 1/15/09	58,411	34,573,471	34,080,571	(492,900)
New Zealand Dollar settling 1/15/09	49,577	28,787,381	28,926,272	138,891
New Zealand Dollar settling 1/15/09	34,665	18,724,300	20,225,694	1,501,394
Norwegian Kroner settling 1/15/09	559,003	94,094,784	79,770,740	(14,324,044)
Norwegian Kroner settling 1/15/09	191,123	27,178,266	27,273,598	95,332
Swedish Krona settling 1/15/09	918,201	132,306,573	116,093,608	(16,212,965)
Swedish Krona settling 1/15/09	117,924	14,215,538	14,909,832	694,294
Swiss Franc settling 1/15/09	33,082	29,579,757	31,084,903	1,505,146
Swiss Franc settling 1/15/09	12,502	11,114,865	11,747,278	632,413
Swiss Franc settling 1/15/09	27,515	24,427,379	25,853,972	1,426,593
Swiss Franc settling 1/15/09	114,332	98,591,816	107,429,996	8,838,180

Sale Contracts:
Australian Dollar settling 1/15/09	128,212	100,723,347	89,279,172	11,444,175
British Pound settling 1/15/09	210,553	372,741,976	302,614,873	70,127,103
British Pound settling 1/15/09	22,712	38,518,870	32,642,560	5,876,310
British Pound settling 1/15/09	15,843	23,798,404	22,770,169	1,028,235
British Pound settling 1/15/09	20,987	31,175,349	30,163,324	1,012,025
British Pound settling 1/15/09	20,606	30,540,771	29,615,736	925,035
British Pound settling 3/16/09	19,448	28,670,241	27,918,803	751,438
Canadian Dollar settling 1/15/09	124,326	105,067,185	100,680,115	4,387,070
Canadian Dollar settling 1/15/09	12,925	10,922,843	10,466,761	456,082
Euro Dollar settling 1/15/09	22,527	30,891,951	31,297,084	(405,133)
Euro Dollar settling 1/15/09	8,127	11,107,659	11,290,959	(183,300)
Euro Dollar settling 1/15/09	76,465	102,990,709	106,233,922	(3,243,213)
Euro Dollar settling 1/15/09	104,702	134,483,437	145,463,991	(10,980,554)
Euro Dollar settling 1/15/09	39,892	51,396,853	55,422,528	(4,025,675)
Euro Dollar settling 1/15/09	20,158	25,599,047	28,005,798	(2,406,751)
Euro Dollar settling 1/15/09	17,011	21,861,686	23,633,626	(1,771,940)
Japanese Yen settling 1/15/09	1,699,575	17,452,661	18,753,205	(1,300,544)
Norwegian Kroner settling 1/15/09	56,301	9,164,469	8,034,254	1,130,215
Norwegian Kroner settling 1/15/09	122,731	18,251,591	17,513,936	737,655
Swedish Krona settling 1/15/09	113,072	15,933,264	14,296,365	1,636,899
Swedish Krona settling 1/15/09	340,231	47,711,541	43,017,427	4,694,114
Swedish Krona settling 1/15/09	582,822	72,441,194	73,689,648	(1,248,454)
Swiss Franc settling 1/15/09	278,765	250,208,683	261,936,491	(11,727,808)
Swiss Franc settling 3/16/09	17,735	14,802,604	16,675,599	(1,872,995)

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $1,394,873,681.

(b)	Non-income producing security.

Glossary:

ADR – American Depositary Receipt

FDR – Fiduciary Depositary Receipt

See notes to financial statements.

18	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2008 (unaudited)

Assets
Investments in securities, at value (cost $2,436,747,802)	$1,726,217,830
Cash	93,845
Foreign currencies, at value (cost $8,806,806)	8,830,174
Unrealized appreciation of forward currency exchange contracts	147,367,050
Receivable for capital stock sold	8,409,046
Receivable for investment securities sold and foreign currency contracts	3,685,648
Dividends and interest receivable	4,730,455

Total assets	1,899,334,048

Liabilities
Unrealized depreciation of forward currency exchange contracts	100,822,301
Payable for capital stock redeemed	16,369,185
Payable for investment securities purchased and foreign currency contracts	2,893,809
Advisory fee payable	1,159,106
Distribution fee payable	546,618
Administrative fee payable	32,672
Transfer Agent fee payable	3,779
Accrued expenses	926,635

Total liabilities	122,754,105

Net Assets	$1,776,579,943

Composition of Net Assets
Capital stock, at par	$174,690
Additional paid-in capital	3,179,440,869
Distributions in excess of net investment income	(5,926,172)
Accumulated net realized loss on investment and foreign currency transactions	(733,217,729)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(663,891,715)

$1,776,579,943

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Asset	Shares Outstanding	Net Asset Value
A	$1,098,389,416	106,371,872	$10.33	*

B	$63,483,943	6,742,562	$9.42

C	$253,498,544	26,868,420	$9.43

Advisor	$296,546,515	28,425,548	$10.43

R	$38,715,630	3,772,867	$10.26

K	$9,181,947	891,245	$10.30

I	$16,763,948	1,617,062	$10.37

*	The maximum offering price per share for Class A shares was $10.79 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	19

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2008 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld of $2,150,624)	$26,167,500
Interest	298,578	$26,466,078

Expenses
Advisory fee (see Note B)	9,539,669
Distribution fee—Class A	2,332,761
Distribution fee—Class B	466,116
Distribution fee—Class C	1,925,326
Distribution fee—Class R	120,293
Distribution fee—Class K	14,347
Transfer agency—Class A	1,209,367
Transfer agency—Class B	100,232
Transfer agency—Class C	335,167
Transfer agency—Advisor Class	340,590
Transfer agency—Class R	47,646
Transfer agency—Class K	11,477
Transfer agency—Class I	2,167
Custodian	1,064,542
Printing	135,628
Registration	128,423
Administrative	60,711
Audit	33,214
Legal	27,612
Directors’ fees	23,201
Miscellaneous	38,294

Total expenses	17,956,783
Less: expense offset arrangement (see Note B)	(15,210)

Total expenses		17,941,573

Net investment income		8,524,505

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(721,424,121)
Foreign currency transactions		(6,355,824)

Net change in unrealized appreciation/depreciation of:
Investments		(963,535,585)
Foreign currency denominated assets and liabilities		46,068,667

Net loss on investments and foreign currency transactions		(1,645,246,863)

Net Decrease in Net Assets from Operations		$(1,636,722,358)

See notes to financial statements.

20	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,524,505	$39,043,930
Net realized gain (loss) on investments and foreign currency transactions	(727,779,945)	47,413,307
Net change in unrealized appreciation/ depreciation of investments and foreign currency denominated assets and liabilities	(917,466,918)	(175,972,569)
Contributions from Adviser (see Note B)	– 0	–	78,968

Net decrease in net assets from operations	(1,636,722,358)	(89,436,364)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(31,031,193)	(15,438,794)
Class B	(1,246,157)	(361,602)
Class C	(5,865,485)	(1,378,416)
Advisor Class	(8,973,727)	(4,263,259)
Class R	(868,294)	(327,559)
Class K	(218,825)	(89,448)
Class I	(469,533)	(303,000)
Net realized gain on investment and foreign currency transactions
Class A	(2,224,458)	(111,480,268)
Class B	(130,488)	(8,636,651)
Class C	(614,186)	(32,922,894)
Advisor Class	(566,166)	(23,533,185)
Class R	(68,640)	(2,805,711)
Class K	(15,686)	(590,931)
Class I	(28,456)	(1,581,201)
Capital Stock Transactions
Net increase	28,461,717	1,142,070,183
Total increase (decrease)	(1,660,581,935)	848,920,900
Net Assets
Beginning of period	3,437,161,878	2,588,240,978

End of period (including distributions in excess of net investment income and undistributed net investment income of ($5,926,172) and $34,222,537, respectively).	$1,776,579,943	$3,437,161,878

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	21

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2008 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein International Growth Fund, Inc. (the “Fund”), organized as a Maryland corporation on March 16, 1994, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If

22	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	23

Notes to Financial Statements

based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$174,905,534		$	– 0	–
Level 2	1,526,475,535	†		46,544,749
Level 3	24,836,761			– 0	–

Total	$1,726,217,830			$46,544,749

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

†	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities
Balance as of 6/30/08	$63,106,913
Accrued discounts/premiums	6,922,403
Realized gain (loss)	(7,417,076)
Change in unrealized appreciation/depreciation	(33,670,020)
Net purchases (sales)	(4,105,459)
Net transfers in and/or out of Level 3	– 0	–

Balance as of 12/31/08	$24,836,761

Net change in unrealized appreciation/depreciation from investments held as of 12/31/08	$(33,670,020	)*

*	The unrealized depreciation is included net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean

24	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	25

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. Effective May 16, 2005, the Adviser voluntarily agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.65%, 2.35%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended December 31, 2008, there were no fees waived by the Adviser.

For the years ended June 30, 2008 and June 30, 2007, the Adviser reimbursed the Fund $78,968 and $5,492, respectively, for trading losses incurred due to trade entry errors.

Pursuant to the investment advisory agreement, the Fund paid $60,711 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended December 31, 2008.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the fund Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $909,016 for the six months ended December 31, 2008.

For the six months ended December 31, 2008, the expenses of Class A, Class B, Class C and Advisor Class shares were reduced by $15,210 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $16,848 from the sale of Class A shares and received $16,264, $94,204 and $98,488 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2008.

26	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended December 31, 2008, amounted to $2,906,083, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to the Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Class I and Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $10,427,783, $5,219,641, $371,419 and $84,976 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2008, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,257,323,988		$1,474,457,379
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$74,009,177
Gross unrealized depreciation	(784,539,149)

Net unrealized depreciation	$(710,529,972)

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	27

Notes to Financial Statements

1. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

28	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

Class A
Shares sold	32,924,578	49,815,862	$471,646,472	$1,015,136,410

Shares issued in reinvestment of dividends and distributions	1,638,946	5,583,422	29,617,127	116,972,683

Shares converted from Class B	792,811	1,123,314	11,057,800	22,706,877

Shares redeemed	(39,934,398)	(23,784,543)	(520,586,833)	(475,736,602)

Net increase (decrease)	(4,578,063)	32,738,055	$(8,265,434)	$679,079,368

Class B
Shares sold	2,355,474	1,599,463	$29,897,236	$29,885,623

Shares issued in reinvestment of dividends and distributions	140,267	435,421	1,257,609	8,355,732

Shares converted to Class A	(867,922)	(1,227,647)	(11,057,800)	(22,706,877)

Shares redeemed	(1,423,162)	(1,406,720)	(16,491,238)	(25,879,624)

Net increase (decrease)	204,657	(599,483)	$3,605,807	$(10,345,146)

Class C
Shares sold	4,351,171	11,088,470	$70,006,240	$208,247,749

Shares issued in reinvestment of dividends and distributions	869,120	1,682,373	5,930,506	32,335,203

Shares redeemed	(9,299,907)	(4,996,747)	(105,362,973)	(91,005,237)

Net increase (decrease)	(4,079,616)	7,774,096	$(29,426,227)	$149,577,715

Advisor Class
Shares sold	14,575,237	18,201,116	$217,431,789	$371,154,033

Shares issued in reinvestment of dividends and distributions	796,035	1,156,308	7,366,377	24,432,797

Shares redeemed	(15,006,017)	(6,469,578)	(173,356,891)	(130,846,183)

Net increase	365,255	12,887,846	$51,441,275	$264,740,647

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	29

Notes to Financial Statements

	Shares		Amount
	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008	Six Months Ended December 31, 2008 (unaudited)	Year Ended June 30, 2008

Class R
Shares sold	994,200	2,747,539	$12,961,487	$55,596,514

Shares issued in reinvestment of dividends and distributions	64,549	150,256	1,196,517	3,132,834

Shares redeemed	(694,864)	(917,147)	(8,928,162)	(18,225,056)

Net increase	363,885	1,980,648	$5,229,842	$40,504,292

Class K
Shares sold	274,522	530,152	$3,887,186	$10,574,792

Shares issued in reinvestment of dividends and distributions	13,006	32,554	234,509	680,374

Shares redeemed	(185,354)	(165,981)	(2,394,859)	(3,267,256)

Net increase	102,174	396,725	$1,726,836	$7,987,910

Class I
Shares sold	244,794	537,513	$4,535,316	$11,168,062

Shares issued in reinvestment of dividends and distributions	27,214	84,759	492,849	1,779,091

Shares redeemed	(79,760)	(125,804)	(878,547)	(2,421,756)

Net increase	192,248	496,468	$4,149,618	$10,525,397

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in

30	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the facility during the six months ended December 31, 2008.

NOTE H

Acquisition of AllianceBernstein International Research Growth Fund, Inc. by AllianceBernstein International Growth Fund, Inc. (the “Fund”)

On July 25, 2008, the Fund acquired all of the assets and all of the liabilities of AllianceBernstein International Research Growth Fund, Inc. (“IRG”), pursuant to a plan of reorganization approved on May 8, 2008, by the Boards of Directors of IRG and the Fund. On July 25, 2008, the acquisition was accomplished by a tax-free exchange of 18,002,956 shares of the Fund for 21,703,099 shares of IRG. The aggregate net assets of the Fund and IRG immediately before the acquisition were $3,193,887,109 and $310,313,691 (including $20,279,606 of net unrealized appreciation of investments and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $3,504,200,800.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid for the year ending June 30, 2008 and June 30, 2007 were as follows:

	June 30, 2008	June 30, 2007
Distributions paid from:
Ordinary income	$94,519,187	$16,540,193
Long-term capital gain	109,193,732	60,373,288

Total taxable distributions	203,712,919	76,913,481

Total distributions paid	$203,712,919	$76,913,481

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	31

Notes to Financial Statements

As of June 30, 2008, the components of accumulated earning/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$48,582,537
Undistributed long-term capital gains	3,691,678
Accumulated capital and other losses	(435,588	)(a)
Unrealized appreciation/(depreciation)	234,169,409

Total accumulated earnings/(deficit)	$286,008,036	(b)

(a)	Net capital loss incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds next taxable year. For the year ended June 30, 2008, the Fund deferred to July 1, 2008, post October capital losses of $435,588.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and to Passive Foreign Investment Company (“PFIC”) mark-to-market gain recognition.

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

32	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

NOTE L

Subsequent Event

Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	33

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended December 31, 2008 (unaudited)		Year Ended June 30,
			2008		2007		2006		2005		2004

Net asset value, beginning of period	$ 19.18		$ 20.85		$ 16.93		$ 13.72		$ 11.15		$ 8.38

Income From Investment Operations
Net investment income(a)	.05		.27		.23		.20		.15	(b)	.05	(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(8.60)		(.53)		4.56		3.22		2.46		2.76
Contributions from Adviser	– 0	–	– 0	–(d)	– 0	–(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(8.55)		(.26)		4.79		3.42		2.61		2.81

Less: Dividends and Distributions
Dividends from net investment income	(0.28)		(.17)		(.15)		(.09)		(.04)		(.04)
Distributions from net realized gains on investment and foreign currency transactions	(.02)		(1.24)		(.72)		(.12)		– 0	–	– 0	–

Total dividends and distributions	(.30)		(1.41)		(.87)		(.21)		(.04)		(.04)

Net asset value, end of period	$ 10.33		$ 19.18		$ 20.85		$ 16.93		$ 13.72		$ 11.15

Total Return
Total investment return based on net asset value(e)	(45.25)%		(1.80)%		29.16%		25.11%		23.44%		33.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,098,389		$2,128,533		$1,630,491		$952,036		$310,073		$202,899
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.32	%(f)	1.23%		1.27%		1.43	%(g)	1.57%		1.89%
Expenses, before waivers/reimbursements	1.32	%(f)	1.23%		1.27%		1.43	%(g)	1.61%		2.04%
Net investment income	.75	%(f)	1.35%		1.21%		1.26	%(g)	1.17	%(b)	.49	%(b)(c)
Portfolio turnover rate	49%		90%		68%		59%		47%		50%

See footnote summary on page 41.

34	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended December 31, 2008 (unaudited)		Year Ended June 30,
			2008		2007		2006		2005		2004

Net asset value, beginning of period	$ 17.50		$ 19.15		$ 15.65		$ 12.72		$ 10.38		$ 7.84

Income From Investment Operations
Net investment income (loss)(a)	– 0	–	.09		.06		.05		.04	(b)	(.03	)(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(7.87)		(.45)		4.22		3.01		2.30		2.57
Contributions from Adviser	– 0	–	– 0	–(d)	– 0	–(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(7.87)		(.36)		4.28		3.06		2.34		2.54

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.05)		(.06)		(.01)		– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(.02)		(1.24)		(.72)		(.12)		– 0	–	– 0	–

Total dividends and distributions	(.21)		(1.29)		(.78)		(.13)		– 0	–	– 0	–

Net asset value, end of period	$ 9.42		$ 17.50		$ 19.15		$ 15.65		$ 12.72		$ 10.38

Total Return
Total investment return based on net asset value(e)	(45.48)%		(2.45)%		28.18%		24.18%		22.54%		32.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$63,484		$114,406		$136,704		$109,706		$66,613		$56,959
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.08	%(f)	1.97%		2.00%		2.18	%(g)	2.33%		2.67%
Expenses, before waivers/reimbursements	2.08	%(f)	1.97%		2.01%		2.18	%(g)	2.37%		2.82%
Net investment income (loss)	.01	%(f)	.48%		0.37%		.33	%(g)	0.33	%(b)	(.30	)%(b)(c)
Portfolio turnover rate	49%		90%		68%		59%		47%		50%

See footnote summary on page 41.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended December 31, 2008 (unaudited)		Year Ended June 30,
			2008		2007		2006		2005		2004

Net asset value, beginning of period	$ 17.53		$ 19.18		$ 15.67		$ 12.72		$ 10.38		$ 7.84

Income From Investment Operations
Net investment income (loss)(a)	– 0	–	.12		.10		.13		.06	(b)	(.02	)(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(7.89)		(.48)		4.19		2.95		2.28		2.56
Contributions from Adviser	– 0	–	– 0	–(d)	– 0	–(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(7.89)		(.36)		4.29		3.08		2.34		2.54

Less: Dividends and Distributions
Dividends from net investment income	(.19)		(.05)		(.06)		(.01)		– 0	–	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(.02)		(1.24)		(.72)		(.12)		– 0	–	– 0	–

Total dividends and distributions	(.21)		(1.29)		(.78)		(.13)		– 0	–	– 0	–

Net asset value, end of period	$ 9.43		$ 17.53		$ 19.18		$ 15.67		$ 12.72		$ 10.38

Total Return
Total investment return based on net asset value(e)	(45.52)%		(2.45)%		28.21%		24.34%		22.54%		32.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$253,498		$542,520		$444,496		$210,147		$29,957		$16,005
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.04	%(f)	1.94%		1.98%		2.13	%(g)	2.29%		2.65%
Expenses, before waivers/reimbursements	2.04	%(f)	1.94%		1.98%		2.13	%(g)	2.33%		2.80%
Net investment income (loss)	.03	%(f)	.62%		.55%		.85	%(g)	.55	%(b)	(.26	)%(b)(c)
Portfolio turnover rate	49%		90%		68%		59%		47%		50%

See footnote summary on page 41.

36	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended December 31, 2008 (unaudited)		Year Ended June 30,
			2008		2007		2006		2005		2004

Net asset value, beginning of period	$ 19.39		$ 21.05		$ 17.08		$ 13.82		$ 11.22		$ 8.44

Income From Investment Operations
Net investment income(a)	.07		.35		.31		.29		.22	(b)	.13	(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(8.69)		(.54)		4.57		3.21		2.45		2.72
Contributions from Adviser	– 0	–	– 0	–(d)	– 0	–(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(8.62)		(.19)		4.88		3.50		2.67		2.85

Less: Dividends and Distributions
Dividends from net investment income	(.32)		(.23)		(.19)		(.12)		(.07)		(.07)
Distributions from net realized gains on investment and foreign currency transactions	(.02)		(1.24)		(.72)		(.12)		– 0	–	– 0	–

Total dividends and distributions	(.34)		(1.47)		(.91)		(.24)		(.07)		(.07)

Net asset value, end of period	$ 10.43		$ 19.39		$ 21.05		$ 17.08		$ 13.82		$ 11.22

Total Return
Total investment return based on net asset value(e)	(45.22)%		(1.49)%		29.51%		25.57%		23.86%		33.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$296,547		$544,154		$319,322		$108,237		$8,404		$2,817
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.03	%(f)	.93%		.97%		1.13	%(g)	1.25%		1.54%
Expenses, before waivers/ reimbursements	1.03	%(f)	.93%		.97%		1.13	%(g)	1.29%		1.69%
Net investment income	1.08	%(f)	1.74%		1.62%		1.81	%(g)	1.74	%(b)	1.29	%(b)(c)
Portfolio turnover rate	49%		90%		68%		59%		47%		50%

See footnote summary on page 41.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended December 31, 2008 (unaudited)		Year Ended June 30,						March 1, 2005(h) to June 30, 2005
			2008		2007		2006

Net asset value, beginning of period	$ 19.06		$ 20.75		$ 16.90		$ 13.72		$ 14.08

Income From Investment Operations
Net investment income(a)	.03		.25		.20		.29		.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(8.56)		(.55)		4.52		3.09		(.48)
Contributions from Adviser	– 0	–	– 0	–(d)	– 0	–(d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(8.53)		(.30)		4.72		3.38		(.36)

Less: Dividends and Distributions
Dividends from net investment income	(.25)		(.15)		(.15)		(.08)		– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(.02)		(1.24)		(.72)		(.12)		– 0	–

Total dividends and distributions	(.27)		(1.39)		(.87)		(.20)		– 0	–

Net asset value, end of period	$ 10.26		$ 19.06		$ 20.75		$ 16.90		$ 13.72

Total Return
Total investment return based on net asset value(e)	(45.35)%		(2.03)%		28.80%		24.83%		(2.56)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$38,716		$64,985		$29,638		$6,969		$10
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.57	%(f)	1.49%		1.56%		1.67	%(g)	1.58	%(f)
Expenses, before waivers/ reimbursements	1.57	%(f)	1.49%		1.56%		1.67	%(g)	1.58	%(f)
Net investment income	.51	%(f)	1.24%		1.02%		1.76	%(g)	2.59	%(f)
Portfolio turnover rate	49%		90%		68%		59%		47%

See footnote summary on page 41.

38	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended December 31, 2008 (unaudited)		Year Ended June 30,						March 1, 2005(h) to June 30, 2005
			2008		2007		2006

Net asset value, beginning of period	$ 19.14		$ 20.82		$ 16.95		$ 13.73		$ 14.08

Income From Investment Operations
Net investment income(a)	.05		.29		.31		.34		.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(8.59)		(.54)		4.47		3.09		(.48)
Contributions from Adviser	– 0	–	– 0	–(d)	– 0	–(d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(8.54)		(.25)		4.78		3.43		(.35)

Less: Dividends and Distributions
Dividends from net investment income	(.28)		(.19)		(.19)		(.09)		– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(.02)		(1.24)		(.72)		(.12)		– 0	–

Total dividends and distributions	(.30)		(1.43)		(.91)		(.21)		– 0	–

Net asset value, end of period	$ 10.30		$ 19.14		$ 20.82		$ 16.95		$ 13.73

Total Return
Total investment return based on net asset value(e)	(45.29)%		(1.78)%		29.13%		25.18%		(2.49)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,182		$15,104		$8,169		$760		$10
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.32	%(f)	1.26%		1.26%		1.41	%(g)	1.32	%(f)
Expenses, before waivers/ reimbursements	1.32	%(f)	1.26%		1.26%		1.41	%(g)	1.32	%(f)
Net investment income	.78	%(f)	1.45%		1.60%		2.05	%(g)	2.85	%(f)
Portfolio turnover rate	49%		90%		68%		59%		47%

See footnote summary on page 41.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended December 31, 2008 (unaudited)		Year Ended June 30,						March 1, 2005(h) to June 30, 2005
			2008		2007		2006

Net asset value, beginning of period	$ 19.27		$ 20.92		$ 16.98		$ 13.74		$ 14.08

Income From Investment Operations
Net investment income(a)	.08		.35		.32		.48		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(8.63)		(.52)		4.54		3.01		(.48)
Contributions from Adviser	– 0	–	– 0	–(d)	– 0	–(d)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(8.55)		(.17)		4.86		3.49		(.34)

Less: Dividends and Distributions
Dividends from net investment income	(.33)		(.24)		(.20)		(.13)		– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(.02)		(1.24)		(.72)		(.12)		– 0	–

Total dividends and distributions	(.35)		(1.48)		(.92)		(.25)		– 0	–

Net asset value, end of period	$ 10.37		$ 19.27		$ 20.92		$ 16.98		$ 13.74

Total Return
Total investment return based on net asset value(e)	(45.15)%		(1.39)%		29.59%		25.61%		(2.41)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$16,764		$27,460		$19,421		$2,497		$10
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.89	%(f)	.84%		.90%		1.09	%(g)	1.04	%(f)
Expenses, before waivers/ reimbursements	.89	%(f)	.84%		.90%		1.09	%(g)	1.04	%(f)
Net investment income	1.20	%(f)	1.70%		1.70%		2.81	%(g)	3.13	%(f)
Portfolio turnover rate	49%		90%		68%		59%		47%

See footnote summary on page 41.

40	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Net of expenses waived by the Transfer Agent.

(d)	Amount is less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(f)	Annualized.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

(h)	Commencement of distributions.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	41

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman	Garry L. Moody(1)
John H. Dobkin(1)	Nancy P. Jacklin(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Robert M. Keith,

President and Chief Executive Officer

Philip L. Kirstein,

Senior Vice President and Independent
Compliance Officer

Hiromitsu Agata, Vice President

Isabel Buccellati, Vice President

Gregory D. Eckersley(2), Vice President

William A. Johnston, Vice President

Ian Kirwan, Vice President

Michael J. Levy(2), Vice President

Siobhan F. McManus, Vice President

Michele Patri, Vice President

David G. Robinson, Vice President

Robert W. Scheetz(2), Vice President

Lisa A. Shalett, Vice President

Stephen Tong, Vice President

Christopher M. Toub(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer & Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Brown Brothers Harriman &

Company

40 Water Street

Boston, MA 02109-3661

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm KPMG LLP 345 Park Avenue New York, NY 10154 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the AllianceBernstein International Growth Fund’s portfolio are made by the International Growth Portfolio Oversight Group, comprised of senior members of the Global Emerging Markets Growth Investment Team and the International Large Cap Growth Investment Team. Messrs. Eckersley, Levy, Scheetz and Toub are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

42	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein International Growth Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Directors on May 6-8, 2008.

2	Future references to the Fund do not include “AllianceBernstein.” In addition, on May 8, 2008, the Board approved the Adviser’s proposal to merge International Growth Fund (the surviving Fund), with AllianceBernstein International Research Growth Fund, Inc., scheduled to be completed later in 2008. References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	43

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$3,232.5	International Growth Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $118,004 (0.01% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense caps during its most recent semi-annual period; accordingly, the expense limitation undertaking of the Fund was of no effect. In addition, set forth below are the gross expense ratios of the Fund for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[4] (12/31/07)		Fiscal Year End
International Growth Fund, Inc.[5]	Advisor Class A Class B Class C Class R Class K Class I	1.35 1.65 2.35 2.35 1.85 1.60 1.35	% % % % % % %	0.90 1.20 1.94 1.91 1.48 1.25 0.85	% % % % % % %	June 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	Annualized.

5	The stated caps were made effective on May 16, 2005.

44	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	45

Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 29, 2008 net assets:

Fund	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Growth Fund, Inc.[7]	$3,232.5	International Large Cap Growth 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum account size: $25m	0.406%	0.727%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.8 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
International Growth Fund, Inc.	International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.727%	0.727%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed

7	Fees shown are for the International Large Cap Growth Strategy, which is similar but more concentrated than the Fund’s strategy.

8	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

46	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Fund.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
International Growth Fund, Inc.[12]	0.725	0.851	3/11

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.13 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.14

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Fund for expense caps that would effectively reduce the actual management fee.

12	The Fund’s EG includes the Fund, eight other International Multi-Cap Growth Funds (“IMLG”) and two other International Large-Cap Growth Funds (“ILCG”).

13	It should be noted that the expansion of the Fund’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	47

Fund	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Growth Fund, Inc.[16]	1.271	1.435	2/11	1.497	6/45

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s

15	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

16	The Fund’s EU includes the Fund, EG and all other IMLG and ILCG funds, excluding outliers.

48	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.17 During the Fund’s most recently completed fiscal year, ABI received from the Fund $0, $8,019,209 and $202,725 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $958,794 in fees from the Fund.18

The Fund may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based

17	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

18	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $40,910 under the offset agreement between the Fund and ABIS.

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	49

on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th-75th percentile range of their comparable peers.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

20	The Deli study was originally published in 2002 based on 1997 data.

21	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

50	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

The information prepared by Lipper shows the 1, 3, 5, and 10 year performance rankings of the Fund22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended January 31, 2008.24

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	4.47	4.13	3.13	4/9	18/41
3 year	17.08	16.83	15.17	3/9	6/30
5 year	23.93	22.11	20.73	1/8	1/27
10 year	10.67	7.76	7.87	1/6	2/15

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)25 versus its benchmark.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Growth Fund, Inc.	4.47	17.08	23.93	10.67	10.81	13.24	1.44	5
MSCI All Country World ex US Index (Net)[26]	4.97	16.56	22.39	N/A	N/A	12.10	1.46	5
MSCI World ex US Index (Net)[26]	1.68	14.51	20.77	7.52	7.30	N/A	N/A	5
Inception Date: June 2, 1994

22	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

23	The Fund’s PG and PU are not identical to the Fund’s EG and EU as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2008. It should be noted that the “since inception” performance returns of the Fund’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Fund’s since inception return goes back to the Fund’s actual inception date.

27	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	51

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

52	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California Florida Massachusetts Michigan	Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	53

AllianceBernstein Family of Funds

NOTES

54	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	55

NOTES

56	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	57

NOTES

58	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IG-0152-1208

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

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ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND, INC.

By: /s/ Robert M. Keith
Robert M. Keith President
Date: February 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Robert M. Keith
Robert M. Keith President
Date: February 27, 2009

By: /s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer
Date: February 27, 2009

00250.0073 #462870v4

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